Exhibit 99.1

Agenda

Thursday, November 5, 2015

8:30 a.m. – 9:00 a.m.	Interactive Product Display Open (available all day)

9:00 a.m. – 9:15 a.m.	Introduction: HeartWare Today and Tomorrow

Doug Godshall, CEO, HeartWare International, Inc.

Amir Gross, CEO, Valtech Cardio, Ltd.

9:15 a.m. – 9:35 a.m.	HeartWare Market View and the Strategic Combination

Doug Godshall

9:35 a.m. – 9:50 a.m.	Mitral and Tricuspid Regurgitation Overview: The Need, Anatomy,

Treatment Today and Challenges

Michael Mack, M.D., Baylor Health Care System

9:50 a.m. – 10:05 a.m.	Valtech Portfolio Overview

Prof. Francesco Maisano, M.D., University Hospital of Zurich

10:05 a.m. – 10:25 a.m.	Repair and Replacement

Prof. Francesco Maisano, M.D.

10:25 a.m. – 10:35 a.m.	Q&A

10:35 a.m. – 10:45 a.m.	Break

10:45 a.m. – 11:00 a.m.	Cardioband® Deep Dive

Prof. Karl-Heinz Kuck, M.D., Ph.D., Asklepios Klinik St. Georg

11:00 a.m. – 11:15 a.m.	Cardioband® Deeper Dive: Core Lab Insights

Paul Grayburn, M.D., Baylor University Medical Center

11:15 a.m. – 11:30 a.m.	MVAD® Overview and User Experience

Paul Jansz, M.D., St. Vincent’s Hospital

11:30 a.m. – 11:45 a.m.	The HeartWare-Valtech Combination: The Physician’s View

Steven Boyce, M.D., MedStar Washington Hospital

11:45 a.m. – 12:05 p.m.	Physician Panel – Moderated by Dr. Michael Mack

12:05 p.m. – 12:15 p.m.	Q&A

12:15 p.m. – 12:35 p.m.	Lunch Break

12:35 p.m. – 12:50 p.m.	The Combined Company Overview

Peter McAree, CFO, HeartWare International, Inc.

12:50 p.m. – 1:00 p.m.	Closing Remarks

Doug Godshall

Doug Godshall

President and Chief Executive Officer, HeartWare

Mr. Godshall has been President and Chief Executive Officer of HeartWare since September 2006 and became a director in October 2006. Prior to joining HeartWare, Mr. Godshall served in various executive and managerial positions at Boston Scientific Corporation, where he had been employed since 1990, including as a member of Boston Scientific’s Operating Committee and as President, Vascular Surgery since January 2005. Prior to that, he spent five years as Vice President, Business Development at Boston Scientific, where he focused on acquisition strategies for the cardiology, electrophysiology, neuroradiology and vascular surgery divisions. Mr. Godshall has a Bachelor of Arts degree in business from Lafayette College and an M.B.A. from Northeastern University.

Amir Gross

Founder and Chief Executive Officer, Valtech Cardio

Mr. Gross founded Valtech Cardio in March 2005 to design and develop solutions for percutaneous mitral valve repair technology. Prior to founding Valtech, Mr. Gross gained broad experience in the medical device space as part of Rainbow Medical, and held various positions in a series of Israeli medical device startups, including EarlySense, BetaStim, GluSense and BioControl. He holds an LLB degree in medicine and ethics from the University of Manchester. At Valtech, Mr. Gross has overall responsibility for the company’s strategy and vision and is responsible for building the Valtech culture and overseeing all company functions, including operations, marketing, finance, human resources, compliance with safety regulations and public relations.

Michael Mack, M.D., FACC

Dr. Mack has practiced cardiothoracic surgery in Dallas, Texas since 1982. He is board-certified in internal medicine, general surgery, and thoracic surgery and is currently the Director of Cardiovascular Surgery for Baylor Scott & White Health, Chair of the Baylor Scott & White Health Cardiovascular Governance Council and Director of Cardiovascular Research at The Heart Hospital Baylor Plano. He also co-founded and is Chair of the Board of Cardiopulmonary Research Science and Technology Institute (CRSTI). He has more than 450 peer-reviewed medical publications.

Dr. Mack was President of the Society of Thoracic Surgeons (STS) in 2011 and is Past President of the Thoracic Surgery Foundation for Research and Education (TSFRE) 2009-2011, the Southern Thoracic Surgical Association (STSA) 2009, and the International Society for Minimally Invasive Cardiothoracic Surgery (ISMICS) 2000.

He has served on the Board of Directors of the STS and is currently on the Board of Directors of CTSNet, and is a member of the American College of Cardiology Foundation (ACCF) Board of Trustees and the ACC Interventional Scientific Council, the ACC National Cardiovascular Data Registry (NCDR) Management Board and the ACC Governance Task Force. He is an honorary Fellow of the German Society for Thoracic and Cardiovascular Surgery and the Indian Association of Cardiothoracic Surgery. He was the first Chair of the STS/ACC National Transcatheter Valve Therapy (TVT) Registry Steering Committee and is the liaison to the TVT Registry from the ACCF NCDR Management Board and is on the Steering Committee of the Cardiothoracic Surgery Network (CTSN) of the NIH. He is a member of the FDA MDEpiNet Advisory and Research and Publications Committees, and the Brookings Institute National Medical Device Postmarket Surveillance System Planning Board.

2

Francesco Maisano, M.D., FESC

Professor Maisano is the Chair of Cardiovascular Surgery at the University Hospital of Zurich. Earlier in his career, Professor Maisano served as Senior Staff Heart Surgeon at San Raffaele University Hospital in Milan, where he developed significant expertise in the surgical and endovascular treatment of cardiovascular diseases. He has held several international academic roles, has served as a scientific advisor, and serves on professional, review and editorial boards.

Professor Maisano’s main area of focus is on heart valve treatment and innovative technologies, which he was able to extend from the surgical to the catheter-based pathway, training on interventional approaches. He was instrumental in initiating and advancing the Transcatheter Valve Treatment program at San Raffaele Hospital.

In 2013, he held the same position at the Division of Cardiovascular Surgery of the University Hospital in Zurich, where, in 2014, he was appointed Full Professor and Chair of Cardiovascular Surgery. Professor Maisano has extended his vision of the Heart Team approach into clinical practice, leading the full spectrum of multidisciplinary cardiovascular therapies and research programs, from heart failure to valvular therapies. From 2008 to 2013, Dr. Maisano was Chief Medical Officer of Valtech Cardio, and helped pioneer the Cardioband® procedure.

Professor Maisano qualified in medicine at the University La Sapienza in Rome in 1990, completed a postgraduate fellowship at the University of Alabama at Birmingham in 1994, and earned a master’s specialization in cardiac surgery in 1995 at Catholic University in Rome.

3

Karl-Heinz Kuck, M.D., Ph.D.

Professor Kuck is the current President of the European Heart Rhythm Association (EHRA) and Head of the Second Medical Department (Cardiology) at St. Georg Hospital in Hamburg, Germany. He has built a global reputation as a scientist, cardiologist and electrophysiologist, authoring more than 450 scientific papers – many related to his specialization in catheter ablation. He also leads cardiology at one of Europe’s largest hospital groups in Hamburg, Germany. Professor Kuck serves as a reviewer for multiple medical journals, including European Heart Journal, Europace, Heart Rhythm, Journal of Clinical Electrophysiology, JACC and Circulation Arrhythmia and Electrophysiology. He received his Doctor of Medicine degree from the University of Cologne.

Paul Grayburn, M.D., FACC

Dr. Grayburn is the Director of Cardiology Research at Baylor Heart and Vascular Institute in Dallas, Texas. Dr. Grayburn also holds faculty positions at Johns Hopkins, Mayo Clinic, Vanderbilt, UT Southwestern and the University of Maryland. Earlier in his career, Dr. Grayburn served as Assistant and Associate Professor of Medicine at UT Southwestern Medical School.

Dr. Grayburn has served on multiple editorial boards and boards of directors of publications and professional medical associations. He currently serves on the editorial boards of Circulation, American Journal of Cardiology, Heart and JACC: Cardiovascular Imaging. He is also Associate Editor of the American Journal of Cardiology. Dr. Grayburn has participated as an investigator in multiple clinical trials and has authored numerous peer-reviewed publications.

Dr. Grayburn earned his Bachelor of Arts degree from Texas A&M University and his degree in medicine from the University of Texas Medical Branch. He received further training in internal medicine, cardiology and interventional cardiology from St. Paul Medical Center in Dallas and from the University of Kentucky.

4

Paul Jansz, BMed, FRACS, Ph.D.

Dr. Jansz is Consultant Cardiothoracic and Transplant Surgeon at St. Vincent’s Hospital in Sydney, Australia and previously held a similar position at Papworth Hospital in the United Kingdom. Dr. Jansz’s clinical research experience encompasses multiple trials within advanced heart failure research. Among these, he served as a lead investigator in HeartWare’s HVAD® System clinical trial and was also a sub-investigator in a clinical trial of an investigational mitral valve implant and for the MitraClip® System. He is also an investigator in HeartWare’s clinical trial of the MVAD® System. Dr. Jansz received a Bachelor of Medicine degree from the University of Newcastle, is a Fellow of the Royal Australasian College of Surgeons and earned his Doctor of Philosophy degree from the University of New South Wales.

Steven Boyce, M.D.

Dr. Boyce, surgical director of the advanced heart failure program at MedStar Washington Hospital Center, is an internationally known cardiothoracic surgeon and one of the busiest in the country, performing over 425 heart surgeries per year.

Dr. Boyce received his undergraduate degree at Johns Hopkins, his medical degree from the University of Maryland, and completed his internship and residency in surgery at the University of California, San Francisco. He completed his chief residency in cardiothoracic surgery and fellowship in cardiac transplantation at UCLA. Following a faculty appointment at Harvard Medical School, he moved to Washington, D.C.

5

Dr. Boyce has been instrumental in the development of the field of mechanical circulatory assist devices, in particular mini left ventricular assist devices, also known as LVADs. He has been an investigator in more than 60 clinical trials, including HeartWare’s ADVANCE and ENDURANCE trials. He has authored over 100 peer-reviewed papers. He is also the Founder of MyLVAD.com. For many years, Dr. Boyce has been named one of the “Best Doctors in America,” “America’s Top Surgeons” and a Washingtonian “Top Doctor.”

Peter McAree

Senior Vice President, Chief Financial Officer and Treasurer, HeartWare

Mr. McAree joined HeartWare in July 2012 as Chief Financial Officer with overall responsibility for the strategy and operations of the company’s accounting and finance functions, as well as oversight of the Information Technology department. Mr. McAree has more than 25 years of financial management and public accounting experience, serving most recently as Senior Vice President and Chief Financial Officer of Caliper Life Sciences prior to its acquisition by PerkinElmer in November 2011. Before that, he served as Chief Financial Officer of Zymark Corporation prior to the company’s merger with Caliper in 2003. Mr. McAree is a Certified Public Accountant in Massachusetts and holds a degree from Bentley University.

6

HeartWare ®

November 5, 2015

A MEETING WITH HEARTWARE AND VALTECH MANAGEMENT

Safe Harbor Statement

Forward-Looking Statements

This announcement contains forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to the: commercialization of the HeartWare HVAD System and introduction of the MVAD System; timing, progress and outcomes of clinical trials; regulatory and quality compliance; research and development activities; consummation of our proposed acquisition of Valtech and our ability to take advantage of acquired and pipeline technology. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by federal securities laws and the rules and regulations of the Securities and Exchange Commission. HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, Item 1A. “Risk Factors” in HeartWare’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. HeartWare may update risk factors from time to time in Part II, Item 1A. “Risk Factors” in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings with the Securities and Exchange Commission.

Additional Shareholder Information

Participants in the Solicitation

HeartWare, Valtech and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition of Valtech Cardio, Ltd. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2015. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of HeartWare stockholders or Valtech shareholders generally, are set forth in a preliminary proxy statement/prospectus filed with the SEC on October 16, 2015.

Additional Information and Where To Find It

In connection with the proposed transactions, HW Global, Inc. (“Holdco”), has filed a Registration Statement on Form S-4 that contains a preliminary proxy statement/prospectus, which is not yet final and will be amended. Holdco intends to file a final prospectus and other relevant materials and HeartWare intends to file a definitive proxy statement and other relevant materials with the SEC in connection with the proposed transactions. Investors and security holders of HeartWare and Valtech are urged to read these materials (when they become available) before making any voting or investment decision with respect to the transactions because they will contain important information about HeartWare, Valtech and the transactions. The proxy statement/prospectus and other relevant materials, and any other documents filed by Holdco or HeartWare with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of these documents by directing a written request to HeartWare’s investor relations department at HeartWare International, Inc., 500 Old Connecticut Path, Framingham, MA 01701, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

HeartWare Today and Tomorrow

Doug Godshall

President and CEO, HeartWare International

Agenda

Time	Topic	Presenter(s)
8:30	Interactive Product Display Open (available all day)	
9:00	Introduction: HeartWare Today and Tomorrow	• Doug Godshall • Amir Gross
9:15	HeartWare Market View and the Strategic Combination	• Doug Godshall
9:35	Mitral and Tricuspid Regurgitation Overview: The Need, Anatomy, Treatment Today and Challenges	• Dr. Michael Mack
9:50	Valtech Portfolio Overview	• Prof. Francesco Maisano
10:05	Repair and Replacement	• Prof. Francesco Maisano
10:25	Q&A	
10:35	Break	
10:45	Cardioband® Deep Dive	• Prof. Karl-Heinz Kuck
11:00	Cardioband® Deeper Dive: Core Lab Insights	• Dr. Paul Grayburn
11:15	MVAD® Overview and User Experience	• Dr. Paul Jansz
11:30	The HeartWare-Valtech Combination: The Physician's View	• Dr. Steven Boyce
11:45	Physician Panel	• Guest Physicians
12:05	Q&A	
12:15	Lunch Break	
12:35	The Combined Company Overview	• Peter McAree
12:50	Closing Remarks	• Doug Godshall

Valtech HeartWare

6

Mission

We create revolutionary technology for the treatment of heart failure to allow patients to get back to life.

9,000+ ~125

Patients U.S.

Implanted Centers

Globally

47 ~180

Intl.

Countries Centers

2009: CE Mark

2012: FDA Approval

HVAD® System—A Proven Track Record

Note: Data as of November 2, 2015.

Commercial Execution Excellence: Strong Commercial and Clinical Team Accustomed to Breaking Into Competitive Markets

Broad Global Presence

HVAD® is the most-implanted LVAD internationally for the past 3 years Industry-leading sales and marketing serving top global heart centers 25% of sales team, including both North American and International Senior Directors of Sales, has deep valve experience Highly skilled clinical specialists, many with advanced technical or clinical degrees Best-in-class distributor partners with backgrounds in interventional cardiology and structural heart

– Over 90% of partners have valve experience

Ventricular Assist Devices (VADs) Meet a Significant Unmet Need for the Large Advanced Heart Failure Population

U.S. Heart Failure Prevalence

By NYHA Functional Classification

4 3.8 3.6

3.1

3

Valves 3.2M VADs today:

(Millions) FMR potential 6K patients of

2 500K potential

Patients 1 0.8 0.4

0

I II III Early IV Late IV

Heart Failure Class(shock)

VAD devices target treatment of Class III & Class IV patients Valve devices target treatment of Class I through IV patients

Note: New York Heart Association (NYHA)

MCS Portfolio and Pipeline: Maintaining and Enhancing Competitiveness

Pumps

HVAD

Longer sintering

DT indication

MVAD

Next-gen, more

versatile pump

CircuLite

Class III, partial-

assist device

Longhorn

Eliminates

outflow graft

Electronics

Lavare

HVAD pulsatility

algorithm

HVAD Controller

Upgrade

Improved

patient

management

Pal

Versatile,

simple and

smart controller

TET

Eliminates

driveline

Remote

Monitoring

Connected

patient care

Tools

MVAD Gimbal

Angle and

depth

adjustment

Thoracotomy

Tools

HVAD and

MVAD

MVAD System Commentary

Controller assembly fix complete, software patch progressing towards submission efficiently Investigation continues with no anticipated design modifications Narrowing our focus to specific areas within our manufacturing process, which we may elect to further tighten up Working with investigators to review status and develop restart plan Finalizing decision tree for return to the clinic

HeartWare Leadership Team Here Today

Doug Godshall Peter McAree Mark Strong Jeff LaRose

President & CEO SVP, CFO SVP, Research & Executive VP, Chief

Development and Scientific Officer

Quality

Jim Schuermann Larry Knopf Chris Taylor Stuart Logan

SVP, Sales and SVP, General VP, Corporate Director, New Business

Marketing Counsel and Communications and Development and

Secretary Investor Relations Strategic Planning

Why Mitral and Why Valtech? Because We Can Win BIG

Heart Failure Leadership	• Cardioband is a leading interventional MR technology, and Valtech offers technology leadership throughout its pipeline
Significant Market Opportunity	• Mitral market likely > TAVR • Only 1 significant mitral repair competitor today, replacement years away
Better Meet Our Patients' Needs	• Mitral regurgitation is either secondary to HF or leads to HF • Tricuspid and mitral regurgitation are common in VAD patients
Service Our Heart Team Customer	• Concentrated customer base with significant VAD center overlap • Increasing involvement of Heart Team in VAD and with HTWR • HTWR becomes a more sophisticated clinical partner with meaningful cross-selling and market development synergies
Attractive Growth Platform	• Better gross margin and accelerated growth • **Goal is to build a $1B+ revenue company – Valtech a key contributor**

Valtech HeartWare 13

Valtech Overview

Larry Best

Executive Chairman, Valtech Cardio

Amir Gross

Founder and CEO, Valtech Cardio

Why HeartWare?

Strategic fit

Size and stage

Management, track record and culture

Stock vs. cash

Risk / reward

Valtech commitment

Valtech: Valve Expertise Has Yielded Best-in-Class Repair and Replacement Portfolio for Mitral and Tricuspid Valves

Products

Leveraging proven surgical solutions

– Annuloplasty

– Chord repair

– Valve replacement

Near-term revenue generation

– Multiple commercial-stage products

over next few years

Serving multiple large, untapped markets

– Portfolio potentially serving – and

expanding – current mitral and tricuspid

markets

Team

Experienced

– 62 deep; broad functional experience

– Exceptional R&D; significant valve and

transcatheter delivery experience

Proven execution

– Since 2010: 4 FIM (>120 patients

treated), 2 CE Mark products

Valtech Cardio Leadership Team Here Today

Amir Gross Nitza Shoham, Ph.D. Tal Sheps Ilia Hariton, Ph.D.

Founder & CEO VP, Clinical & VP, Cardioband VP, Research &

Regulatory Affairs Development

Valtech Offers a Comprehensive Set of Interventional and Surgical Valve Solutions

→ *Late-Stage*

Cardinal *Mitral*	Cardinal *Tricuspid*	V-Chordal *Mitral*	Cardioband *Mitral*	Cardioband *Tricuspid*	Cardiovalve *Mitral*
					
CE Marked, adjustable, semi-rigid, surgical mitral valve annuloplasty ring system	Adjustable, semi-rigid, surgical tricuspid valve annuloplasty ring system	Surgical and transcatheter mitral chordae repair system	CE Marked transcatheter, transfemoral-transseptal mitral valve reconstruction system	Transcatheter, transfemoral-transseptal tricuspid valve reconstruction system	Transcatheter, transfemoral-transseptal and transapical mitral valve replacement

Surgical Therapy | Interventional (Transcatheter) Therapy

Valtech HeartWare 18

Valtech Management’s Perspective

Early HeartWare investment enabled creation of a strong partnership

Appreciation for HeartWare’s achievements with VADs and its proven commercial execution

Strong alignment of cultures and shared vision; we have watched HeartWare for 8 years

We want to develop technologies and evaluate them clinically; we want an aggressive partner to commercialize them

With HeartWare, we will be able to continue our mission; we chose the best partner

Stock transaction further aligns interests and allows for employees to participate in long-term success; structure is highly motivating to the team

HeartWare Market View and the Strategic Combination

Doug Godshall

President and CEO, HeartWare International

Intensive 3+ Year Valve Diligence Process

Activity	2013				2014				2015		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
HeartWare Strategy	Strategic Valve Vision Set										
Market Research		Initial Valve IC and CT Surgeon Interviews			Comprehensive qualitative and quantitative market analysis by independent consulting firm				2015 update to market analysis		
Market Tracking	Discussions with VAD Customers (Q1 2013 – Q3 2015) Major Valve Conference Attendance (Q1 2013 – Q3 2015) In-Person Valve KOL Interviews (Q1 2013 – Q3 2015)										
Diligence	Valtech (Q1 2013 – Q3 2015)		Other Companies (Q3 2013 – Q2 2015)								
Valtech Investment			$10M Investment in Valtech (~3% equity)							$5M Bridge Loan	Business Combination Announced

Valtech HeartWare

21

HeartWare Customer Feedback

Valtech Deal

“Good acquisition as this reflects

Heartware’s dedication to heart failure”

“Makes sense from a portfolio perspective”

“Great products and the next step forward for mitral therapy”

“You guys hit a home run”

Cardinal Surgical Device

“Easier to implant”

“Great results”

“Sizing is better and easier then with the other rings”

“Better positioning than rigid rings”

“No issue with higher pricing as results are good”

Cardioband Transcatheter Repair Device

“Incredible technology! I’m a fan of MitraClip but there is a bigger application for Valtech, I can’t wait to get it”

“Cardioband is the best approach to mitral repair that we have seen so far”

“Ingenious design. When are you looking for clinical trial sites?”

VADs and Valves

“I would repair the tricuspid with

Cardioband before implanting a VAD”

“As a VAD surgeon, I think about mitral regurgitation every day of the week”

Structural Heart Market: High Unmet Need in Mitral and Tricuspid Regurgitation

Structural Heart Disease

Estimated U.S. Prevalence



Other ~1M
Aortic Stenosis 1.0M
Tricuspid Regurgitation 1.6M
Mitral Regurgitation 4.2M

	Primary Disease Cause	Available Treatments	Currently Treated
Aortic Stenosis	Age-related calcification	• Surgical replacement • TAVR	80,000
Mitral Regurgitation	Left heart failure	• Surgical repair & replacement • Transcatheter repair: MitraClip®	60,000
Tricuspid Regurgitation	Right and left heart failure	• Surgical repair and replacement	8,000
Other	*Varies by indication*	• Surgical atrial and ventricular septal defect repair	*Varies by indication*

U.S. **mitral and tricuspid** opportunities in total estimated to be **~6x** the **aortic stenosis** market

Note: Tricuspid prevalence numbers estimate population of moderate-severe tricuspid regurgitation patients only.
Source: AHA Heart Disease & Stroke Statistics 2015, Nkomo 2006 Lancet, Stuge 2006 JTCS, US Census Data.

Valtech HeartWare

MitraClip is a registered trademark of Abbott Laboratories.

23

Uniquely Complex Anatomy of the Mitral Apparatus Makes Transcatheter Mitral Valve Replacement Design More Challenging

Atrial Septal Defect

Valve size critical to prevent atrial wall damage from transseptal delivery

LVOT Obstruction

Blocks blood path causing increased after-load on the left ventricle

Leaflet Control

Prevent systolic anterior motion (SAM) LVOT obstruction

Chordae Interference

Transapical delivery may damage chordae

High Pressure System

Risk of valve dislodgement, requires secure fixation

Irregular & Variable Mitral Annulus Shape

Inadequate fit may result in paravalvular leak

Valve Positioning and Placement

Non-planar annulus, optimal placement can be challenging

Anchoring Without Radial Force

Establish secure fixation in non-distinct annulus, prevent conduction system interference

Left Ventricle Trauma

Transapical access damages diseased left ventricle tissue

Our Mitral and Tricuspid Market Investment Thesis Consistent With Valtech’s Portfolio Approach

Repair’s Value Surgical mitral repair long understood to be the preferred approach

Understood From

Surgery Annuloplasty the most frequently performed surgical mitral repair

Mitral Anatomy Multiple tools required to serve the spectrum of MR patients

Complex A leading player in the mitral market needs repair and replacement

Transcatheter mitral valve replacement (TMVR) will be much more

Physicians Will Prefer challenging than TAVR

to Repair First Repair will be a safer treatment and therefore the cardiologist’s first choice when, possible

Transseptal Required The majority of inoperable mitral and tricuspid regurgitation patients to Meet TMVR are sick heart failure patients; left ventricular trauma a watch-out

Potential Transseptal delivery necessary to achieve large market opportunity

Tricuspid regurgitation is drastically undertreated today, and there is a

Tricuspid Next growing body of evidence supporting intervention

Horizon Tricuspid is a repair story; annuloplasty is preferred surgical approach

Physicians Prefer a Transseptal Approach for its Better Safety Profile

Transapical

First-generation transcatheter replacement valve access method, requires surgical thoracotomy and left ventricle puncture

“Transapical is relatively invasive. We often need to crack ribs and collapse a lung to gain adequate access.” –U.S. CT

Surgeon

“Transapical is relatively a straight shot to the mitral valve but you risk chordal interference and left ventricle damage.”

–U.S. CT Surgeon

Transseptal

Transseptal is expected to be a next- generation alternative to transapical and is perceived to be less invasive

“If transseptal was feasible, I think you would have a winner there in terms of the access.” –U.S. CT Surgeon

“If I had an equivalent transseptal device, I would consider a patient for a transseptal over transapical.” –U.S. CT

Surgeon

Source: Robin Cooper Interviews 2015 (n=15).

Replacement Will Eventually Have Strong Place in the Market; Repair Represents Much Stronger Near- and Mid-Term Opportunity as Valve Technology Matures

Repair

Transapical Replacement Transseptal Replacement

Phase I

Phase II

Phase III

Repair + Early TA Replacement

Repair + Mature TA and Early TS Replacement

Repair + Mature TS Replacement

Mature repair market

Repair proven Repair safer and more disease Broader stages use in earlier and Younger FMR patients

Growth in DMR

lower-risk patients segment

Mostly reserved for

high-risk severe FMR

Replacement Early transapical patients Mature transseptal

replacement replacement valves

Mature transapical,

outcomes varied Older FMR patients

early transseptal

replacement Select DMR etiologies

Note: Transapical (TA), Transseptal (TS).

Covering the Spectrum of Heart Failure

Heart Failure Continuum

Today

Cardioband Mitral

Tomorrow

Cardinal Mitral and Cardioband Mitral MVAD HVAD

Tricuspid and Tricuspid

Future

Cardinal Mitral and Cardioband Mitral Cardiovalve Circulite MVAD HVAD Longhorn

Tricuspid and Tricuspid

Powerful Investment Thesis: Consistent, Meaningful Milestone Cadence

2016	2017	2018	2019
▪ MVAD restart ▪ MVAD IDE	▪ MVAD CE ▪ HVAD DT ▪ CircuLite FIM	▪ MVAD short-term indication ▪ TET FIM	▪ MVAD long-term submission ▪ CircuLite IDE ▪ Longhorn FIM
▪ Cardioband Launch ▪ Cardioband IDE ▪ Cardinal Launch EU ▪ Cardioband TR FIM	▪ Cardiovalve FIM ▪ Cardioband TR IDE ▪ Cardinal IDE	▪ Cardioband PMA ▪ Cardioband TR CE Mark ▪ Cardinal PMA ▪ Cardiovalve IDE	▪ Cardiovalve CE ▪ Cardioband TR PMA

☐ VAD Milestones ☐ Valve Milestones

Valtech HeartWare 29

HeartWare + Valtech: Creating the Technology Leader in Advanced Heart Failure

MVAD System will lead a transformation of MCS portfolio and

VAD market, picking up where HVAD leaves off

Synergies with disease, customer, referral channel and

delivery system will create compounding benefits over next

decade

Adjustable repair of MR and TR expected to emerge as first-

line option, whether surgical or interventional

Nearer-term commercial opportunity in established surgical

and interventional mitral repair market with >$450M in sales

Sophisticated Cardiovalve design and delivery system to

enable HeartWare leadership in mitral replacement

Combined pipeline creates unique opportunity for

differentiated value creation

Welcome to Our Guest Clinicians

Michael Mack, M.D., FACC
Director of Cardiovascular Surgery
Baylor Scott & White Health

Prof. Francesco Maisano, M.D., FESC
Chair of Cardiovascular Surgery
University Hospital of Zurich

Prof. Karl-Heinz Kuck, M.D., Ph.D.
Head of Cardiology
St. Georg Hospital Hamburg

Paul Grayburn, M.D., FACC
Director of Cardiology Research
Baylor Heart and Vascular Institute

Paul Jansz, BMed, FRACS, Ph.D.
Deputy Director of Heart & Lung Transplant Program, Surgical Director MCS
St. Vincent's Hospital

Steven Boyce, M.D.
Director of the Advanced Heart Failure Program
MedStar Washington Hospital

Valtech HeartWare 31

Mitral and Tricuspid Regurgitation Overview:

The Need, Anatomy, Treatment Today and Challenges

Michael Mack, M.D., FACC

Baylor Scott & White Health

Conflict of Interest Disclosure

Co-PI- COAPT Trial- Abbott Vascular Sponsor

– Uncompensated

Mitral Regurgitation (MR)

Mitral

Regurgitation

Primary

(Degenerative)

Secondary MR: Disease of the Left Ventricle Not the Mitral Valve

Normal LV Dilated LV tethering one or both leaflets

Why Do We Care About Secondary MR?

It is Associated with Advanced CHF !

Heart Failure: A Growing Global Concern

Prevalence and Incidence Mortality

Overall 2.1% prevalence: For AHA/ACC stage C/D

5.1M heart failure patients in patients diagnosed with HF:

2010 – 30% will die in the first

825,000 people ? 45 years of year. 3-5

age are newly diagnosed – 60% will die within 5

each year with HF1 years.5

15 M heart failure patients in

the ESC 51-member

countries2

– Overall 2-3% prevalence2

HF prevalence in the US is projected to increase 46% from 2012 to 2030, resulting in > 8M people ? 18 years of age with HF.6

Frequency of MR in a CHF Population = 90% Heart Failure Clinic, EF<35%, Class III-IV

Severe

Retrospective Mod-Sev 4.3

12.5 0-Trace

1996-2001 10.4

Echo reports

Quantitative MR

Mild

Moderate 31.9

21.9

Mild-Mod N = 558

11.8

Patel JB- J Cardiac Failure 10:285, 2004

FMR: A Vicious Cycle

MR

Annular-Ventricular Volume overload

dilatation

100 Ischemic or Nonischemic Cardiomyopathy

(%)

80

Survival 60 No FMR

51%

Free 40 Mild-Mod FMR

-

20 p<0.0001 24%

Hospital Severe FMR 11%

0 0 1 2 3 4 5 6 7

Time (years)

Rossi et al. Heart 2011;97:1675-1680

100 Ischemic or Nonischemic Cardiomyopathy

(%)

80

Survival 60 No FMR

51%

Free 40 Mild-Mod FMR

-

20 p<0.0001 ERO ?20 24%

Hospital Severe FMR 11%

0 0 1 2 3 4 5 6 7

Time (years)

Rossi et al. Heart 2011;97:1675-1680

100 Ischemic or Nonischemic Cardiomyopathy

(%) EF 34%

80 LVSD 51mm

Survival 60 EF 33% No FMR

LVSD 53mm 51%

Free 40 EF 29% Mild-Mod FMR

—LVSD 57mm

20 p<0.0001 24%

Hospital Severe FMR 11%

0 0 1 2 3 4 5 6 7

1 2 3 4 5 6 7 8

Time (years)

Rossi et al. Heart 2011;97:1675-1680

Degree of MR Predicts Survival Post MI

Bursi, F. et al. Circulation 2005;111:295-301

Degree of MR Predicts Survival in CHF (Ischemic and Dilated Cardiomyopathy)

Trichon, AJC 2003;91:538-543

Heart Failure is Associated with High Hospitalization and Readmission Rates

In 2010, there were 1 million hospitalizations in the US with HF as the principal diagnosis

Hospitalization rate did not change significantly from 2000

Average length of hospital stay

Approximately 5 days (US)

11 days (Europe)

HF is also associated with high readmission rates:

~25% all-cause readmission within 30 days and ~50% within 6 months

Medically Managed Patients With Severe MR Outcomes

100%

Mortality

90%

90%

Proportion of Surviving Patients Hospitalized for Heart

80% Failure

70% 68%

Patients 60% 58%

50% 50%

of 50% 46%

41%

40% 37%

Percentage 30% 29%

20%

20%

10%

0%

Year 1 Year 2 Year 3 Year 4 Year 5

Chronic Severe Secondary Mitral Regurgitation: Intervention

Recommendations COR LOE

MV surgery is reasonable for patients with chronic severe

secondary MR (stages C and D) who are undergoing CABG or IIa C

AVR

MV repair may be considered for patients with chronic

moderate secondary MR (stage B) who are undergoing other IIb C cardiac surgery

Repair or Replacement not stipulated

Secondary MR – Undersized Annuloplasty

Disease of the left ventricle NOT of the mitral valve

MR caused by apical lateral distraction of the papillary muscles tethering the leaflets

Annular dilation is secondary and occurs greatest in the septal-lateral (anterior-posterior) dimension

Surgical repair based on over correction of the annular dilation

Braun J, et al., Leiden Ann Thorac Surg 2008;85:430 –437

Braun J, et al., Leiden Ann Thorac Surg 2008;85:430 –437

Secondary MR Before and After Mitral Valve Annuloplasty

Surgical Options to Correct Secondary MR

After GDMT and Resynchronization When Appropriate

251 Patients Randomized November 18, Primary endpoint- LVESVI at One Year 2013, at NEJM.org.

Treatment of Patients with 3-4+ FMR, LVEF>20%, no CABG from 2000-10 (n=1,538)

Conservative Management Isolated MV Surgery 100%

6% 8%

11% 12%

90% 18% 80%

Patients 70% of

60% 50%

% %

% %

40% %

Percentage 30% 20% 10% 0%

All Patients 20%-30% 30-40% 40%-50% 50-60%

Duke Left Ventricular Ejection Fraction (LVEF)

Database

Medical Therapy/ Resynchronization

Surgical Intervention

Advanced HF Transplantation

Bridge To

LVAD

Recovery

Destination Therapy

â-Blockade therapy in chronic heart failure: Diastolic function and mitral regurgitation improvement by carvedilol

Soccorso Capomolla, MD, Oreste Febo, MD, Marco Gnemmi, mD, Giorgio Riccardi, MD, Cristina Opasich, MD, Angelo Caporotondi, MD, Andrea Mortara, MD, GianDomenico Pinna, BME, and Franco Cobelli, MD, Pavia, Italy

Am Heart J 2000;139:596 Jet Area

9

88 p<0.05

) 2 7 (cm 66 Area 5 Jet 44

3

MR 22 1

00 Baseline 6 Months Baseline 6 Months Carvedilol Control

Capomolla et al. Am Heart J 2000;139:596-608

CARE HF

100

CRT

880 72%

(percent) 660 No CRT

56%

440

Survival p<0.002

220

00

0 200 400 600 800 1000 1200

0 1 2 3 4 5 6 7 8

Time (days)

from Cleland et al. N Engl J Med 2005;352:1539-1549

Adult and Pediatric Heart Transplants Number of Transplants by Year and Location

5000

Other 4500 Europe 4000 North America 3500 transplants 3000 of 2500

Number 2000 1500

1000 500 0

JHLT. 2013 Oct; 32(10): 951-964 58

Medical Therapy and Resynchronization

Transcatheter Mitral and Tricuspid Intervention

Surgical Intervention

Advanced HF Transplantation

Bridge To Recovery

Destination Therapy

Transcatheter Mitral Valve Repair MitraClip System

Commercial MitraClip Experience: Worldwide

– Treating Centers:

Patients:

Implant Rate:

Etiology:

Functional MR

Etiology

463

25,508 Mixed 96% 13%

65% DMR 22%

Degenerative MR 22% FMR 65%

Mixed 13%

Data as of 01/31/2015. Source: Abbott Vascular.

COAPT: Trial design

~420 patients enrolled at up to 75 US sites

Significant FMR (?3+ by core lab)

Not appropriate for mitral valve surgery (local heart team) Specific anatomical criteria

November, 2015

Randomized oup

M care

300 Patients at

84 Sites

PIs: Michael Mack and Gregg W. Stone

Sponsor: Abbott Vascular 62

Transcatheter Mitral Valve Replacement -TMVR

Transcatheter Mitral Valve Replacement -TMVR

>$1 Billion spent in last 3 months for 5 companies with a combined total of ~50 cases !

Increases in Pressure Start the Cycle of Worsening Heart Failure

Pulmonary Artery Pressure

Left Heart Failure

Right Heart Failure

Left Atrial Pressure Cardiac Output Right Atrial Pressure

Dyspnea Fatigue Heptic Insufficiency

Orthopnea Confusion Renal Insufficiency

Pulmonary Edema Renal Insufficiency Peripheral Edema

Peripheral Edema

Pathophysiology of Functional Tricuspid Regurgitation

Left-sided heart disease

Atrial fibrillation

RV afterload increase (+/- PH)

RV remodeling

Altered RV function

Tricuspid annular dilation

Abnormalities in tricuspid anatomy and function lead to FTR

Source: Dreyfus 2015 JACC.

Majority of TR Surgical Procedures are Repairs Performed in Combination with Mitral Valve Surgery

STS Database Tricuspid Valve Procedures

6000

Repair Replacement

5000

Operations 4000

of 3000

Number 2000

1000

0

2004 2005 2006 2007

Bicuspidizatio De Vega Annuloplasty Clover

n Cinch Repair Prosthetic Technique

posterior Suture around ring Leaflet suture

leaflet the annulus

Source: Kilic 2013 Annals of Thoracic Surgery, Rogers 2009 Circulation, Taramasso 2012 JACC.

FMR / FTR Summary

Advanced CHF is a growing problem with significant mortality and repeat hospitalization

Most patients with CHF have FMR and in very advanced stages FTR

GDMT and resynchronization therapy work

Surgery is seldom used

Transcatheter therapy and MCS are major opportunities

A vertically integrated device company capable of managing different stages of CHF disease state makes total sense

Valtech Portfolio Overview

Prof. Francesco Maisano, M.D., FESC

University Hospital of Zurich

Valtech Cardio Portfolio:

A Journey from Valve Surgery to Interventions

FRANCESCO MAISANO, MD

Increasing Prevalence of Valvular Heart Disease in the Elderly

Population-based Studies Olmsted County, MN

All valve disease Mitral valve disease Aortic valve disease

14 14

severe Almost 1 in 10 people or 12 >75 years old have 12

(%)

10 mod-severe MR! 10

moderate disease 8 8

6 6 of valve 4 4

2 2

Prevalence 0 0

<45 45-54 55-64 65-74 >75 <45 45-54 55-64 65-74 >75

Source: Nkomo VT at al. Lancet 2006;368:1005-1011

Management of 3+/4+ MR with HF (CCF)

1,095 pts* with 3+/4+ MR and HF between 2000 and 2008 (74% FMR, 21% DMR). Rx before 10/2011:

DMR pts (n=226): 84% MV surgery, 16% medical Rx

FMR pts (n=814): 36% MV surgery (77% w/CABG), 64% med Rx.

Un-operated pts had lower LVEF (mean 27% vs. 42%, p<0.0001 and higher STS score (median 5.8 vs. 4.0, p<0.001) compared with operated pts.

100

Prognosis of Mortality 90

Surviving pts hospitalized for HF 171 of 474 (36%)

un-operated 80

68 un-operated pts pts with 58 60 with FMR and 3+/4+ MR 50 50 Patients 46 good echos

41

and HF 40 37 of would have been

29

% eligible for

20 20

MitraClip based 0 on published

1 2 3 4 5 criteria

Years

Source: Goel SS et al. JACC 2014;63,:185–90

Isolated MV Surgery: STS Database 2002-2010

n = 77,836 cases; 58.4% repair, 41.6% replacement

2 eras: 2002-2006, 2007-2010 Overall op mortality

MV repair rate ’d from 54.8% to 61.8% ?’d from 3.2% to 2.9% (P=0.03),

(p=0.002); seen in every risk strata. and RR of observed vs. expected

MV repair pts were much lower risk; STS <1% mortality ?’d from 1.13 (1.06–1.19) to in 67% repair vs. 18% replacement. 1.02 (0.97–1.08), P=0.02

Source: Chatterjee S et al. Ann Thorac Surg 2013;96:1587–95

Isolated MV Surgery: STS database 2002-2010

Proportion Treated with MV Repair vs. Replacement According to Predicted Risk

N = 77,836 cases; 58.4% repair, 41.6% replacement

2002—2006 2007—2010

Repair Replacement Repair Replacement

100% 100% 80% 80% 60% 60%

40% 40%

70.0

62.4

20% 20%

24.5 29.6 22.7

17.8 12.8 17.7

0% 0%

Low risk Int risk (4- High risk Extreme Low risk Int risk (4- High risk Extreme (<4%) <8%) (8-<12%) risk (?12%) (<4%) <8%) (8-<12%) risk (?12%)

Source: Chatterjee S et al. Ann Thorac Surg 2013;96:1587–95

Transcatheter Replacement Valves

Company	NeoVasc	CardiAQ	Tendyne / Lutter	Edwards	Medtronic
Valve Name	Tiara	TMVI-TA, TMVI-TF	Tendyne TMVR	Fortis	Twelve
Device Image					
Description	Ridge fixation	Leaflet and radial force fixation	Apical tether	Leaflet clipping	Barbs attachment
Strengths	• D shape	• TF	• Simplicity, versatility • Several sizes	• Simple design	• Simple design
Weaknesses	• Sizes, fractures	• Atrial protrusion	• TA only	• Sealing? • thrombosis	• Sealing? • Durability?
Status*	• 10- patients	• 10 patients • Acquired by Edwards	• About 20 pts • Acquired by Abbott	• >20 pts, trial stopped for thrombosis	• About 5 patients • Acquired by Medtronic
CEO / Loc.	Alexei Marco / Vancouver, B.C.	Rob Michiels / Irvine, CA	Jeff Franco / St. Paul, MN	Mike Mussallem / Irvine, CA	CEO Andrew Cleeland / Menlo Park, CA

Valtech

HeartWare

78

Mitral Regurgitation Disease Process

Mitral

Regurgitation

Annular- Volume

Ventricular Overload

Dilatation

Rationale for Interventional Treatment of FMR in HF

To reduce symptoms To prevent acute HF

by reducing LA by reducing the

pressure under resting chance of flash

conditions pulmonary edema

To improve To initiate reverse

compliance to remodeling by

therapy by increasing reducing volume

cardiac output overload

LA pressure acute reduction in a HF patient undergoing adjustable transcatheter mitral annuloplasty

Significant Clinical Benefits Have Been Reported in Severe Heart Failure Despite Optimal Medical Therapy

- 94% successful implant rate (cohort of 50 patients)
- Improved short-term survival related to NYHA functional class
- Significant improvements in 6-minute walk test, MLHFQ score, and NT-proBNP plasma levels, as well as EF, LV ESV and LVEDV which supports reverse remodeling of the LV

THERAPY OUTCOMES



94%
Success
IMPLANT RATE*



100%
80%
60%
40%
20%
0%
21
27
4
23
21
4
10
17
Baseline (n = 48)
Discharge (n = 48)
6 Months (n = 31)
MR1+
MR 2+
MR 3+
MR 4+

CLINICAL IMPROVEMENTS at 6 months

MR GRADE
87% less than or equal to 2+

NYTHA CLASS
72% in class I or II

MLHFQ SCORE
Mean improvement of -22 points

6 MINUTE WALK TEST



Median of 311 meters at 6 months
81 meters
Median of 230 meters at baseline
(P <0.0005)
19 patients

Source: Franzen et al. MitraClip Therapy In Patients With End-Stage Systolic Heart Failure. Eur J Heart Failure. 2011; 13: 569-576.

Valtech
HeartWare
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Hospitalizations for Heart Failure

1.6 % reduction 0.0001

1.4 1.52 Rate 1.2 Year

1.0

Patient 0.8 Hospitalization Per 0.6

0.4 0.47 HF

0.2 0.0

6 Months Prior to MitraClip 6 Months Post-Discharge

N=135 N=128†

† Patients who died before discharge are excluded from the post-discharge analysis.

Source: ACCESS-EU Phase II – PCR London Valves 2014.

Timing

NYHA Treatment Stage Setting

Stage I

Outpatient Clinic Stage II

Stage III

Hospitalization

Stage IV

Inotrope Use

Time From Diagnosis

Timing

NYHA EARLY MID LATE Treatment Stage Setting

Stage I

Outpatient Clinic Stage II

Medical + CRT LVAD Stage III Therapy Mitral HTx

Hospitalization

Stage IV

Inotrope Use

Time From Diagnosis

Timing

NYHA Treatment Stage Setting

Stage I

Outpatient Clinic Stage II

Stage III

Hospitalization

Stage IV

Inotrope Use

Time From Diagnosis

TAVI vs. Transcatheter Valve Interventions

Variability of mitral valve

disease

– Multiple devices

– Multiple techniques

Anatomical complexity

– Most techniques are different

from a “stent-based”

approach

Image guidance is more

sophisticated

– Echocardiography is the

leading image guidance

method

The Landscape of Valve Surgery and Interventions

Conventional Minimally

Robotic Transcatheter Surgery invasive

Overlapping Targets

SURGERY INTERVENTIONAL CARDIOLOGY

Less invasive

TEAMWORK

CardioBand is an example of the natural evolution of a surgical technique into a percutaneous intervention

History of Mitral and Tricuspid Interventions

Annuloplasty from Evolution to Revolution

1960 2015

First steps Classic Physio Etiologix Cardinal Cardioband

1968 1982 2006 2010

Carpentier A. Carpentier- First Adjustable

La Edwards asymmetric Semi-Rigid

valvuloplastie CLASSIC ring designed Annuloplasty

reconstitutive annuloplast to treat Ring System

ring asymmetric

dilatation

Unhappy FMR Repair Surgeon

Etiology Specific Annuloplasty Rings

US2015230920 (A1)—METHODS FOR REPAIR OF ABNORMAL MITRAL VALVES

Maisano et al. J Am Coll Cardiol 2011;58: 2174–82

Analysis of Overall Outcomes With a Specific Technique (1998)

Endovascular Evolution Preclinical Testing (2007)

Structure vs. Function

Structure

Function

Lesion

Dysfunction

Mechanism of Regurgitation Functional Classification

« Surgeons are not basically concerned with lesions. We care more about function. Therefore one may define the aim of a valve reconstuction as restoring normal leaflet function rather than normal valve anatomy »

—A. Carpentier, the French Correction 1984

The Future of Valve Interventions

Cross-fertilization between surgical and interventional devices, will offer a better individualized treatment

Innovative solutions for the treatment of mitral valve disease should be simple, easy to use, reproducible, effective in the long term

To simplify minimally invasive approach, more sutureless devices should be developed

To optimize outcomes, fine tuning of devices under physiologic conditions are needed

Sutureless/knot-less Technologies

Cor-Knot

SAPIEN in MAC Open Access

Annuloplasty

Annuloplasty is the most commonly performed surgical repair procedure

As a stand-alone in patients with FMR

In combination with leaflet repair in DMR patients

Source: http://my.clevelandclinic.org/services/heart/services/valve-treatment/mitral-valve-mitral-valve-repair

History of Mitral and Tricuspid Interventions

Annuloplasty from Evolution to Revolution

1960

2015

First steps

1968

Carpentier A. La valvuloplastie reconstitutive

Classic

1982

Carpentier-Edwards CLASSIC annuloplasty ring

Physio

1995

Phisio II Global Shape optimisation

Etiologix

dilatation

Cardinal

2010

Adjustable Semi-Rigid Annuloplasty Ring System

Cardioband

Cardinal Adjustable Annuloplasty Ring

Anterior section (Rigid)

Posterior section (Flexible)

Cardinal System

Adjustment Handle

9 Sizers

(24-40mm)

Sizer Handle

Ring (3 sizes)

Cardinal Ring Sizes Corresponding Sizers

Small 24-32

Medium 28-36

Large 32-40

Standard Implant

Weaning from CPB

10.00

8.00

4.00

2.00 p<0,0001

0.00

before adjustment after adjustment

History of Mitral and Tricuspid Interventions

Annuloplasty from Evolution to Revolution

1960 2015

First steps

1968

Carpentier A. La valvuloplastie reconstitutive

Classic

1982

Carpentier-Edwards CLASSIC annuloplasty ring

Physio

1995

Phisio II Global Shape optimisation

Etiologix

2006

First asymmetric ring designed to treat asymmetric dilatation

Cardinal

Cardioband

Surgical Annuloplasty Delivered With a Catheter

Cardioband

Benefits of Percutaneous Direct Annuloplasty by Cardioband

Trans-femoral venous access (transseptal) –best for safety

Supraannular fixation like in surgery

Significant Reduction of Annular dimensions –device enables reduction of up to size 28 surgical ring Preserves the native anatomy –keeps future options open

Direct Annuloplasty

Cardioband implantation

Implantation completed

Annular reduction

Fluoro and Echo Guidance

Baseline

Final Size

95% patients with MR2+ At 12 Months By Core Lab

Cardioband MR Reduction

Core Lab; Dr. Paul Grayburn, Baylor University

100%

Patients 80% of

60%

Percentage 40% 20%

0%

+

+

Baseline n=45

88% MR 2+ at Discharge

+

+

0-1+

Discharge n=42

83% MR 2+ at 1 Month

+

+

0-1+

1	Month n=41

87% MR 2+ at 6 Months

+

+

0-1+

6	Months n=24

95% MR 2+ at 12 Months

+

+

0-1+

1	Year n=19

Septo-lateral Diameter Reduction (Intraop TEE)

A-P Diameter [mm]

15 20 25 30 35 40 45

P<0.01

36±5 mm

20% average reduction

Baseline

29±6mm

Post procedure

Surgical MVR

Interventional MV Rep

Interventional MVR

Surgical MV Rep

Cardioband Evolution (Pipeline)

2006 — 2017

Cardinal	Cardioband	Cardioband TR	Cardioband Leaflet	More to Come…
				Cardioband is a Platform
2010	**2013**	**2016**	**2017**	
Adjustable Semi-Rigid Annuloplasty Ring System	Transfemoral "Surgical-like" annuloplasty for Mitral Valve Repair	Transfemoral "Surgical-like" annuloplasty for Tricuspid Valve Repair	Transfemoral "Surgical-like" leaflet augmentation for Mitral and Tricuspid Valve Repair	

Valtech HeartWare 119

Cardioband Tricuspid

Tricuspid

Steve Bolling TVT 2015

Steve Bolling TVT 2015

Steve Bolling TVT 2015

Cardioband TR

Feasibility

P S

P S

A

P S

A

S A

FTR Surgical Annuloplasty

Mirror the Cardioband delivery system

MR TR

Considerations When Evaluating Design Approaches For a Interventional TR Solution

Navia, JTCVS 2010

Transcatheter Treatment of Mitral Regurgitation

Repair / Replacement

Atrial fibrillation ablation, left appendage closure, tricuspid valve treatment, (left ventricle)

Cardiovalve

Cardiovalve’s Mission

To provide a repeatable and reproducible mitral valve replacement solution via a fully controlled trans-femoral access

Trans-femoral = Safety

(And…

The Interventionalist prefers not to need a surgeon in the room) Cardiovalve is uniquely designed for Trans femoral/trans septal delivery By novel delivery system/implant integrated design a safe and robust procedure is made possible

Cardiovalve Transfemoral Procedure and Delivery System

Femoral vein, transseptal access to LA, fully-percutaneous procedure Echo and fluoroscopy based navigation No AV loop required The delivery system:

Multiple degrees of control for accurate positioning High control plus gradual deployment for safety Low profile (<28) to be safely accommodated through the venous system

The Implant

Low ventricular presence Cylindrical, robust and classic valve design Ventricular and Atrial anchoring mechanism Highly effective sealing

Preclinical Validation

TF procedures in challenging porcine anatomy Chronic proof of concept and clinical effect Pre-Clinical safety demonstrated Technology tested and established

Crossing the Fossa Lower legs deployed Grasping native leaflets Implant is fully deployed

Cardiovalve Pre-Clinical

>50 acute, sub-chronic and chronic successful pigs Chronic animals show favorable tissue coverage and good anatomical response

Case In a Box Movie

Summary and Next Steps

Chronic trials on going

Procedural standardization in full animal set up

Expected FIM within 18 months

TMV Replacement AND Repair Valtech’s Vision

Cardioband TF for early and intermediate (late) stage FMR patients Cardiovalve TF for DMR and (late) end stage FMR If Cardiovalve is denied a combined repair of Cardioband and a Clip may be considered Eliminating risk from the equation by using the venous TF approach enables to cover all population in a manner that best fits the patients and their specific disease

There is a place for both!

Mitral

Tricuspid

Cardiovalve

Mitral

Tricuspid

Mitral

Tricuspid

Allen et al, Circulation 2012

Treating Valve Disease in the Future Today

Patient-optimized care

Transcatheter Interventions

Minimally Invasive Surgery

Open Heart Procedures

Tailored approach – the best option for the patient

Complementary Role of Surgery and Interventions

Minimal invasiveness Maximal safety Tailored approach

Unbiased choice

Device Performance Procedural standards Imaging guidance

Heartware

Preprocedural Planning of TIARA MV implant

(Courtesy of C. Ruiz)

Coregistration

Repair and Replacement

Prof. Francesco Maisano, M.D., FESC

University Hospital of Zurich

The Challenges for Transcatheter Mitral Interventions

Anatomical complexity

– Most technologies are different from a “stent-based” approach

Image guidance is sophisticated

– Echocardiography is the leading image guidance method

Variability of mitral valve disease

– Multiple devices

– Multiple techniques

– Associated procedures

Surgical standards are high

FIH transcatheter Mitral Valve Implantation: CardiaQ in 2012

8 years before…not even on the radar

2003, FIH MitraClip implant in DMR

MitraClip Therapy is Routine in Most High-Volume Centers

- More than 25,000 patients have been treated with the MitraClip device worldwide
  - Nearly 2,000 patients have been enrolled in prospective clinical trials
  - A majority are considered high risk for mitral valve (MV) surgery
- In 2008, MitraClip received CE Mark for reconstruction of the insufficient MV through tissue approximation
- In 2013, FDA approved MitraClip for treating significant symptomatic degenerative mitral regurgitation (DMR) in patients who have been determined to be at prohibitive risk for MV surgery by a Heart Team

Valtech
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Surgery for Mitral Regurgitation

Repair and Replacement

+

Atrial fibrillation ablation, left appendage closure, tricuspid valve treatment, (left ventricle)

Has transcatheter mitral valve implantation finally arrived and is there a place for transcatheter repair?

Company	NeoVasc	CardiAQ	Tendyne / Lutter	Edwards	Medtronic
Valve Name	Tiara	TMVI-TA, TMVI-TF	Tendyne TMVR	Fortis	Twelve
Device Image					
Description	Ridge fixation	Leaflet and radial force fixation	Apical tether	Leaflet clipping	Barbs attachment
Strengths	• D shape	• TF	• Simplicity, versatility • Several sizes	• Simple design	• Simple design
Weaknesses	• Sizes, fractures	• Atrial protrusion	• TA only	• Sealing? • thrombosis	• Sealing?, durability?
Status*	• 10- patients	• 10 patients • Aquired by Edwards	• About 20 pts • Aquired by Abbott	• >20 pts, trial stopped for thrombosis	• About 5 patients • Acquired by Medtronic
CEO / Loc.	Alexei Marco / Vancouver, B.C.	Rob Michiels / Irvine, CA	Jeff Franco / St. Paul, MN	Mike Mussallem / Irvine, CA	CEO Andrew Cleeland / Menlo Park, CA

Valtech

HeartWare

154

Patient Device Procedura Something Bad luck? selection? issues? issues? else?

Higher early mortality compared to early experience with transcatheter repair

Considerable work has been performed in the develpment of a total mitral prosthesis…

Problems of fixation, valve function and thrombotic occlusion of the prosthesis have prevented long-term survival in most instances

While early satisfactory results were obtained in some patients, survival beyond three months has not been reported to now

Source: Starr, Edwards. Ann Surg. Oct 1961; 154(4): 726–740

….the advantage of prosthesis over plastic procedures on the mitral valve in terms of predictability of hemodynamic result must be balanced by the unknown long-term hazards involved in total dependence upon an intracardiac appliance…

Starr, Edwards. Ann Surg. Oct 1961; 154(4): 726–740 157

50's Early stages – CPB and prostheses not available

off-pump repair



60's CPB available – prostheses not available

open repair

70-80s' Mechanical and tissue prostheses

MVR becomes standard



80-90's Imaging improvements, ring prostheses

Repair becomes standard

90's-today evidence based segmentation

complementary role of MVR and Repair

Valtech

HeartWare

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Repair and Replacement for FMR

Similar clinical benefit while MR recurrence is 30% in repair

Is MR recurrence a problem? Is MVR relieving symptoms?

Tendency for higher mortality rate in MVR

Repair is probably safer Is MVR safe?

The best reverse remodeling happened in successful repair

MVR provides the same degree of Patient selection is important reverse remodeling as a failed repair…

Acker MA et al. N Engl J Med 2014;370:23-32 159

Is It Better To Survive With Recurrent Regurgitation Or Die With A Competent Mitral Valve?

Mitral Valve Functions

Hemodynamic

Direction of the blood flow from the LA to the LV

Structural

Integrity of the shape and function of the left ventricle

The Mitro-Ventricular Architecture

Can We Reproduce This?

Any technique will impact physiologic behaviour of the mitral valve apparatus

– Repair is probably better than Replacement and should be first line option in case of early intervention

The Challenges

Fixation Sealing Delivery Imaging Indications Durability

Complex and

No More than Patient TMVI vs. Stent dynamic calcifications just a stent selection repair durability structure

Large High pressure Need for Leaflet

Planning Timing anatomy environament orientation degeneration

Non circular Risk of LVOT Additional Fixation fixation and and dynamic Guidance Anticoagulation obstruction sealing elements anatomy features

Different Devices. Different Solutions.

The Complementary Roles of Transcatheter Techniques


Cardioband
Replacement
Mitraclip

- **Stand-alone Annuloplasty:** early FMR treatment
- **Stand-alone Mitraclip:** FMR with asymmetric tethering (IMR)
- **Stand-alone Mitraclip:** DMR
- **Combined Annuloplasty and MitraClip:** DMR and Advanced FMR
- **MV Replacement:** Advanced DMR and Advanced FMR

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HeartWare
167

Mitral Mitral

Tricuspid Tricuspid

Cardiovalve Cardiovalve

Allen et al, Circulation 2012 168

Transapical vs. Transfemoral

PARTNER Study Design

Symptomatic Severe Aortic Stenosis

ASSESSMENT: High-Risk AVR Candidate 3,105 Total Patients Screened

Total = 1,057 patients Inoperabl

N = 699 High Risk 2 Parallel Trials: N = 358

e

Individually Powered

Yes ASSESSMENT: No ASSESSMENT:

Transfemoral Transfemoral Access Access

Transfemoral (TF) Transapical (TA) Yes No

1:1 Randomization 1:1 Randomization 1:1 Randomization Not In Study

N = 244 N = 248 N = 104 N = 103 N = 179 N = 179

Standard TF TAVR AVR TA TAVR AVR TF TAVR

Therapy

VS VS VS

Primary Endpoint: All-Cause Mortality at 1 yr Primary Endpoint: All-Cause Mortality (Non-inferiority) Over Length of Trial (Superiority) Co-Primary Endpoint: Composite of All-Cause Mortality and Repeat Hospitalization (Superiority)

Al Cause Mortality Transfemoral (N 492)

HR [95% CI] =

0.83 [0.60, 1.15] P (log rank) = 0.25

26.4

22.2

No. at Risk Months

TAVR 244 215 188 119 59 AVR 248 180 168 109 56

All-Cause Mortality Transapical (N 20 )

HR [95% CI] =

1.22 [0.75, 1.98] P (log rank) = 0.41

29.0

27.9

No. at Risk Months

TAVR 104 83 72 28 8 AVR 103 72 68 30 9

All-Cause Mortality

Transfemoral v TA vs Surgery

Months

TA approach is more invasive than TF, does not reduce the operative risk Long term results are suboptimal selection bias?

long term effect of the apical scar?

Transapical Access

Transapical Access

24 Hours After Successful Intervention…TF vs TA

Transapical Transfemoral

Future of Mitral and Tricuspid Transcatheter Interventions

Repair will be first line

– Leaves the options open

– Lower risks

– Lower physiologic impact

– Early indication feasible

Mitral replacement will be done in patients with suboptimal anatomy or end-stage FMR

Transfemoral approach will be the only successful method

– Safer

– Faster recovery

– Real competition with surgery

Evolution of Interventions

Surger i th onl treatment

Surger i th gol standard treatment

Surger i th preferred treatment fo low and intermediat risk patients

Transcathete interventions ar performed in intermediat risk patients

Surger i performed i patient with contraindicatio to transcathete approach

Cardioband Deep Dive

Prof. Karl-Heinz Kuck, M.D., Ph.D.

Asklepios Klinik St. Georg

CARDIOBAND PERCUTANEOUS

DIRECT MITRAL ANNULOPLASTY

Medically Managed Patients with severe MR

Have Poor Outcomes

One year mortality rate of 20%

Five year mortality rate of 50%

Very high rate of heart failure hospitalization

*Sachin S. Goel, JACC Volume 63, Issue 2, January 2014 181

How are Patients with Isolated FMR

Treated?

Duke Databank: 1,538 pts with echocardiographic 3+ to 4+ FMR and LVEF ?20% between 2000 and 2010 not undergoing CABG

* Courtesy of Dr. Michael Mack 182

Cardioband: Surgical-Like Annuloplasty

Surgery Cardioband

Which is Cardioband?

Surgery Cardioband

But Via a Catheter.

Benefits of Percutaneous Direct Annuloplasty

by Cardioband

Trans-femoral venous access

(transseptal) – best for safety

Supraannular fixation like in

surgery

Significant Reduction of

Annular dimensions – device

enables reduction of up to size

28 surgical ring

Preserves the native anatomy –

keeps future options open

CT Based—Automatic Planning

Pre-procedural CT Analysis providing:

–Sizing of the Annulus

–Expected Fluoroscopy Projections

–Transseptal Puncture location

–3D preview of system position

1

2

4

8

9

7

6

3

5

10

Cardioband Procedure—Step by Step

1 Transseptal

Puncture 2 System

Insertion 3 Implant

Deployment 4 Implant Size

Adjustment

Reduction of Septo-Lateral (A-P) Diameter by Cinching Intra Procedure

Annular Cinching by 10%



Annular Cinching by 20%



Annular Cinching by 40%







On Cadaveric Heart (TVT 2012)

Valtech
HeartWare
188

And Reduction of MR

Baseline

Final size Post

Adjustment

UPDATE FROM EUROPEAN TRIAL -

45 PATIENTS RESULTS

The Study

A single arm, multi-center, prospective

study with intra-subject comparisons to

evaluate the performance and safety of

the Cardioband for repair of functional

mitral regurgitation.

Participating Sites

Highlights of Early Outcomes (N=45)

Study Demographics (N=45)

Variable No. (%) or Mean

Age (years) 71 (49-81) Male 34

Gender

Female 11

Euroscore II (%) 7 Baseline NYHA Class of III or IV (%) 87 Ischemic 28 Non Ischemic 17 LVEDD (mm) Avg (min-max) 61 (43-75) EF (%) Avg (min-max) 32 (15-59) Prev CABG 14 (31%)

COPD 9 (20%)

Moderate to Severe Renal Failure 31 (69%) Severe Pulmonary Hypertension 8 (18%)

Afib 36 (80%)

Reported Safety Events at 30 Days

Patients Experiencing Event, # (%)

30 Day Events*

All Patients N=45

-Death 2 (4.4%) Hemorrhagic Stroke** 1 (2.2%) Need for elective Mitral Operation** 1 (2.2%) -Bleeding Complications 1 (2.2%) -Renal Failure 2 (4.4%) -Myocardial Infarction 0 (0.0%) -Respiratory Failure 0 (0.0%) -Cardiac Tamponade 0 (0.0%)

* VARC Guidelines (European Heart Journal, 2012, 33:2403-2414)

** Part of the Death cases

One additional death case per ITT—compassionate

Primary Endpoints

Safety Performance

Overall rate of Major Serious Technical success rate of the Adverse Events (SAEs) and implantation of the Serious Adverse Device Cardioband Effects (SADE) until hospital Technical feasibility of discharge and at post- Cardioband adjustment operative 30 days Cardioband ability to reduce mitral valve regurgitation

Major SAEs: Death, (MR) Intra-procedure, at myocardial infarction, hospital discharge and at 30 cardiac tamponade, device days related cardiac surgery, stroke

*Events will be defined according to VARC II guidelines

Secondary Endpoints

Safety Performance

Overall rate of Major Serious MR Severity at 6, 12 and 24 Adverse Events (SAEs) and months Serious Adverse Device Change in 6 MWT in 6, 12 Effects (SADE) until 24 and 24 months months Change in quality of life (MLWHFQ) at 6, 12 and 24 months

Major Inclusions

Age > 18 years

Moderate to severe functional MR

Symptomatic patients (NYHA Class II-IV) despite optimal medical therapy , including CRT if indicated

LVEF ? 25%, LVEDD ? 70mm

Subject is high risk to undergo MV surgery (as assessed by a cardiac surgeon and a cardiologist, at the site and according to ESC/EACTS guidelines on the management of valvular heart disease)

Major Exclusions

Heavily calcified annulus or leaflets

Untreated clinically significant CAD requiring revascularization

Any recent cardiovascular intervention

CVA or TIA within 6 months or severe carotid stenosis (>70% by Ultra sound)

Renal insufficiency requiring dialysis

Pulmonary hypertension >70mmHg at rest

Mitral valve anatomy which may preclude proper device treatment

Right-sided congestive heart failure with echocardiographic evidence of severe right ventricular dysfunction and severe tricuspid regurgitation

95% patients with MR?2+ At 12 Months By Core Lab

Cardioband MR Reduction

Core Lab; Dr. Paul Grayburn, Baylor University

88% MR ? 2+ 83% MR ? 2+ 87% MR ? 2+ 95% MR ? 2+ at Discharge at 1 Month at 6 Months at 12 Months

100% +

+ + +

80% + + Patients + + of + 60%

40%

0-1+ 0-1+ 0-1+ Percentage 0-1+

20%

+

0%

Baseline Discharge 1 Month 6 Months 1 Year n=45 n=42 n=41 n=24 n=19

Annular Remodeling by Reduction in Septo Lateral (A-P) Dimension (N=45) before procedure and at discharge 20% average reduction in A-P Baseline Discharge

Functional Improvement at 6 Months

Functional Improvement at 12 Months

Six Min Walk MLHFQ Score

P<0.05 P<0.05

450 40

400 37.94

35

385.79

350

30

(mean) 300

25

250 Score

255.86 20 200

Walked 18.72 150 MLHFQ 15

100 10

Meters 50

5 0 0

Baseline 12 Months

Baseline 12 Months

N= 18 N= 18

Summary

Transcatheter surgical annuloplasty is feasible

Safety profile similar to equivilant transcatheter procedures

Significant and consistent reduction in SL dimension

Significant and consistent reduction in MR

Options remain open for future interventions

Cardioband—Delivering Surgical Annuloplasty Through A Catheter

Thank you

Cardioband Deeper Dive:

Core Lab Insights

Paul Grayburn, M.D., FACC

Baylor University Medical Center

Disclosure Statement of Financial Interest

Within the past 12 months, I or my spouse/partner have had a financial interest/arrangement or affiliation with the organization(s) listed below.

Affiliation/Financial Relationship

Grant/Research Support (to BRI):

– Abbott Vascular, Medtronic, Edwards, Tendyne, Valtech

Consulting Fees/Honoraria:

– Abbot, Tendyne

Echo Core Lab:

– Valtech

Major Stock Shareholder/Equity:

– Baylor Heart and Vascular Hospital and The Heart Hospital Baylor Plano

Participating Sites

Zurich University Hospital (1)

Asklepios Klinik, St. Georg (8) Bic Hos Medizinische Klinik Universitätsklinikum Bonn (11)

Heart Center HSR, University of Köln Milan (7) (3)

Echo Core Laboratory Baylor University Medical Center, Dallas TX

Implant Technique

A B

C D

Insertion of the First Anchor

Anchor Implantation and Cinching

A B

C D

3D TEE Showing First Anchor

3D TEE Showing Final Anchor

3D TEE of Cardioband After Cinching

3D TEE Images: Pre-, During, Post-

Baseline (pre-device) Device Pre-Cinching Device After Cinching

A B C

3D Images (top) & Reconstruction (bottom)

Structural Reconstruction Seen Post-Cinch

Baseline 3D Dimensions Post-Cinch 3D Dimensions

AP = 3.63cm AP = 3.16cm

AL-PM = 4.01cm AL-PM = 3.15cm

Aortic-Mitral Angle Pre- and Post-Cardioband Device

Baseline Post-Cinching

A B

Ao-MV Angle = 133.1° Ao-MV Angle = 125.6°

Results of 3D Measurements

Conclusions

Acute intraoperative change in annulus geometry as measured by 3D TEE

– AP diameter and IC diameter

– Annulus circumference

– Aortomitral angle

Translates into clinical benefits

– MR reduction

– LV and LA remodeling

– Quality of life measures

Perspectives on the MVAD® System

Paul Jansz, BMed. FRACS, Ph.D

St. Vincent’s Hospital

Perspectives on the MVAD® System

No Financial Interests/Conflicts.

Investigational Devices will not be discussed in detail.

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use. 222

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

St. Vincent’s Experience

Adult Hospital

1000 -1200 Cardiothoracic Cases per year

80 – 100 Transplants

– Heart

– Lung

– Heart Lung

Large ECMO Program

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use. 223

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

St. Vincent's Experience

Mechanical Assist

- More than 200 VADs implanted

- Experience using many long-term, durable MCS device
  - BVS 5000: 13
  - C-Pulse: 2
  - TAH: 7
  - Heartmate 1 (IP,VE,XVE): 21
  - VentraAssist: 33

ST VINCENT'S HOSPITAL
SYDNEY



HVAD® System

- Clinical trial site in HVAD CE Mark trial
  - HVAD implants: 119
  - HVAD BiVADs: 13

MVAD System

- Investigator

Exclusively for Clinical Investigation.
Investigational device to be used by Qualified Investigators Only.
CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.
HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare 224

St. Vincent's Experience

Surgical Valve

- Aortic Program
  - Homografts, Repair, Replacement
  - Sutureless Valnes
  - Minimally Invasive
    - Hemisternotomy
    - Right Anterior Thorocotomy
- Mitral Program
  - Robotic Repairs: 109
  - Minimally Invasive Repairs: 304

ST VINCENT'S HOSPITAL SYDNEY



Structural Heart

- Aortic (TAVI)
  - CorValve, Sapien
    - Trans-Aortic, Trans-Apical, Femoral
- Mitral
  - MitraClip: 55
  - Replacement (Tendyne): 4

Exclusively for Clinical Investigation.
Investigational device to be used by Qualified Investigators Only.
CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.
HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare 225

MVAD Advantage™ CE Mark Trial

Multi-center, prospective, non-randomized, single-arm trial

70 patients at 11 sites in Australia, Austria, France, Germany & the UK

Primary Endpoint: Survival at 6 months

Implantation via thoracotomy or sternotomy

First patient enrolled July 2015

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

The MVAD System Has Breakthrough Potential

Small size enables less invasive implant and improved anatomical fit

MVAD® Pump

Advanced impeller technology for advanced hemocompatibility

Lighter and thoughtfully designed peripherals to enhance patient quality of life

PAL? Patient Peripherals

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use. 227

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

MVAD Pump in situ

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use. 228

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

Advanced Impeller Technology

>50% reduction in shear stress* that may lead to fewer VAD complications

- Optimized flow paths to guide 99% of blood through ultra-low stress blood channels

- Smooth impeller edges to decrease forces applied to the blood

- Small priming volume & reduced surface contact to limit blood time in the pump

*Compared to the HVAD® Pump, HeartWare data on file

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

Smaller Pump Allows for Less Invasive Surgery

Globally, 1 in 4 HVAD System patients implanted via thoracotomy

Potential advantages:

– Reduced incision size

– Reduced bleeding

– Reduced Right Heart Failure

– Preservation of the sternum for heart transplant

– Easier procedure for re-do patients

– Shorter hospital length of stay

HVAD Pump MVAD Pump

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use. 230

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

Highlights of the Implant Procedure

2015 EACTS Techno College Video, Presented by J. Schmitto

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

Gimbal Adjustment Via ECHO Guidance

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use. 232

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

qPulseTM Cycle

Customizable speed adjustments (3 settings)

Designed to promote aortic valve opening, enable ventricular washing, and reduce bleeding complications

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

qPulse Setting Adjustments Under ECHO Guidance

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use. 234

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

PAL Patient Peripherals

Thoughtfully designed peripherals to provide improvements in patient quality of life

Simplified patient experience with streamlined design

– Integrated controller and battery system

– Snap-on, cable-free battery attachment

– Time-based (hours and minutes) battery run-time display

Increased patient safety and confidence

– Internal battery for back-up power

– Clear and actionable text-based alerts

– Enhanced data access on controller for improved TM remote troubleshooting Peripherals for an Active Lifestyle

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

THANK YOU

HEARTWARE, HVAD, MVAD and the HEARTWARE logo are registered trademarks of HeartWare.

The HeartWare—Valtech Combination:

A Physician’s View

Dr. Steven W. Boyce

MedStar Heart and Vascular Institute MedStar Washington Hospital Center

In Many Cases the FMR Valve Patient May Also Be a VAD Patient (Now or in the Future)

Clinical • Functional Mitral Regurgitation Progression Device Therapy (FMR) is a ventricular problem Myocardial insult • Valve dysfunction exacerbates ventricular dysfunction

ICD

Left Ventricular • The same Heart Failure and Surgical (LV) Remodeling team that manages a FMR patient, manages the VAD patient

Mitral Apparatus Remodeling

In fact, the FMR patient may CRT becomes a VAD patient—for many Mitral Valve severe FMR patients the Heart Team Dysfunction weighs valve intervention against Mitral Repair / VAD intervention

Further LV Replacement

Remodeling / HF • A differentiated Mitral therapy is a Progression logical complement to a VAD business…

VAD

Valve and VAD Patient Profiles Converging Due to Improved Technology and Patient Identification

Heart Failure Team

Convergence

Valve Patients of VAD and VAD Patients

Valv Patients

Advent of Transcatheter Improving Outcomes, Solutions Technology

? Less invasive? Improved survival and adverse ? Better QoL event profile? Potential reverse remodeling ? Enhanced QoL with smaller peripherals and non-wired systems (FIS)

The Heart Team Manages NYHA III and IV Patients

High-risk patients with significant MR and TR—currently treated with medication alone

With a non-invasive approach, physicians will correct the valvular pathology to slow disease progression

FUTURE: Many INTERMACS 3 and 4 patients referred for a VAD may undergo percutaneous repair prior to minimally invasive VAD (e.g. MVAD)

Valve Interventions and VADS

MR and VADS

MR is not a contraindications to LVAD implantation

Mitral valve repair might be indicated if lower speeds are necessary to preserve AV integrity or maintain pulsatility within the peripheral circulation

TR and VADS

Concomitant TVR provides salient benefits in patients with moderate-to-severe TR receiving LVAD support

Concomitant tricuspid valve repair in patients undergoing LVAD placement reduces incidence of acute right heart failure

Despite being contraindicated in the HeartWare ADVANCE study, 16% of those patients receive a concomitant mitral or tricuspid intervention

Source: Wang 2014 Circulation, Rodriguez 2013 JHLT, Deo 2012 J Card Surg.

Combined Portfolio Offers Solutions for Broader Heart Failure Population Managed by the Heart Team

Heart Failure

Primary Valve HFrEF HFpEF Right Heart Disease

MCS Valve MCS MCS Valve Valve

(mitral) (tricuspid) (mitral & tricuspid)

Note: Heart Failure Reduced Ejection Fraction (HFrEF), Heart Failure Preserved Ejection Fraction (HFpEF).

A Focused Provider of Therapies and Support for the Advanced Heart Failure Continuum Makes Sense

Combined Heart Failure Treatment Paradigm

Company Offering

Class I Class II Class III Class IV

Early Stage Mid Stage Late Stage End Stage

Portfolio Valtech

Focus HeartWare

Medical Surgical Transcatheter Tx/CRT Valve Tx Valve Repair

Treatment Transcatheter Options Valve Replace

Mechanical Heart Circulatory Support Transplant

Patients may receive multiple valve interventions over the course of their disease

VAD patients often receive concomitant mitral or tricuspid valve procedures

VADs remain the treatment option for progressed patients

Logical Combination From A Physician’s Perspective

These therapies will increasingly target a similar patient profile

Valve “tune-up” would serve many VAD patients well

Common Patient • Many who are anatomically eligible but contraindicated for a VAD would benefit from valve therapy Common Clinical • Increasing role of Heart Team in HF patient care paradigm Decision • Heart Team evaluates VAD-eligible patients; cardiologists Pathway becoming increasingly involved

Common Referral

Same Cardiology referrer driving patient flow

Channel

Common Clinical • VAD clinical support specialists are some of the most Knowledge Base knowledgeable on heart failure

Thank You

Physician Panel Patient Profiles

Michael Mack, M.D., FACC

Baylor Scott & White Health

Patient 1

Clinical background:
- 81 year old patient
- Male
- NYHA class: III
- Ischemic
- EUROSCORE II: 5.2%

Risk Factors and comorbidities:
- Age > 80Y
- LV dysfunction
- High Pulmonary pressure
- Myocardial infarction
- Bradycardias with pacemaker
- Chronic kidney disease
- Suspect for Cold (chest X-Ray)

Echo parameters:
- MR: severe
- LVEDD: 67mm
- EF: 40%
- RV general condition: moderate
- LV general condition: moderate-severe
- Pulmonary pressure: 63mm/hg
- Tethering: 11mm

Valtech HeartWare 247

Patient 1

Severe TR RV larger than LV

Patient 1

Echo evaluation and suggested therapy:

The patient has severe MR and severe TR. RV larger than the LV.

As the RV dysfunction is moderate and the MR is not the primary disease, the suggested treatment will be LVAD with tricuspid annuloplasty ring.

Patient 2

Clinical background:
- 78 year old patient
- Female
- NYHA class: III
- Ischemic
- EUROSCORE II: 8.29
- STS score: 4.098

Risk Factors and comorbidities:
- STEMI
- Atrial fibrillation
- Stent ACI right side
- Diabetes mellitus
- Hypertonia

Echo parameters:
- MR: moderate-severe
- LVEDD: 55mm
- EF: 40%
- RV general condition: moderate
- LV general condition: moderate-severe
- Pulmonary pressure: 65mm/hg
- Tethering: 7mm

Valtech HeartWare 250

Patient 2

Severe MR LV

Patient 2

Echo evaluation and suggested therapy:

The patient has severe MR with moderate RV dysfunction and severe LV dysfunction. The LVEDD is not extremely large (55mm) and with no TR.

The patient can benefit from mitral valve repair by Cardioband with reduction of MR and improvement of the right side.

Patient 3

Clinical background:
- 22 your old patient
- Female
- NYHA class: III
- None- ischemic
- EUROSCORE II: 3.14
- STS score: 0.437

Risk Factors and comorbidities:
- Dilated cardiomyopathy
- Asthma bronchial

Echo parameters:
- MR: severe
- LVEDD: 78.5mm
- EF: 25%
- RV general condition: severe
- LV general condition: moderate
- Pulmonary pressure: 65mm/hg
- Tethering: 9mm

Valtech HeartWare 253

Patient 3

Severe MR Tethering

Patient 3

Echo evaluation and suggested therapy:

The patient have severe MR with extremely large LV (78.5mm) and tethering. The right side dysfunction is only moderate and the EF is in low end.

Due to theses reasons, the patient will not benefit from Cardioband as the EF might decrease after implantation. The best suggested treatment will be a VAD.

Patient 4

Clinical background:
- 81 year old patient
- Male
- NYHA class: III
- Ischemic
- EUROSCORE II: 22.2%

Risk Factors and comorbidities:
- Previous CABG
- PAOD
- Renal disease
- Polyarthritis

Echo parameters:
- MR: moderate-severe
- LVEDD: 67mm
- EF: 30%
- RV general condition: moderate
- LV general condition: severe
- Pulmonary pressure: elevated
- Tethering: 7mm

Valtech HeartWare 256

Patient 4

Severe MR Left side pressure

Patient 4

Echo evaluation and suggested therapy:

The patient has severe MR with moderate RV dysfunction and severe LV dysfunction, demonstrated by high left side pressure.

In this case, it is clear that the MR is the main issue, this patient can benefit from mitral valve repair by Cardioband

Patient 5

Clinical background:
- 75 year old patient
- Male
- NYHA class: IV
- Ischemic
- EUROSCORE II: 10.21 (calculated for no mechanical ventilation at procedure date)
- STS score: 5.374

Risk Factors and comorbidities:
- ACVB (LIMA ad LAD)
- Biologic aortic valve prosthesis
- Persistent atrial fibrillation
- Renal failure
- None insulin dependent Diabetes
- Bradycardias with pacemaker

Echo parameters:
- MR: moderate-severe
- LVEDD: 51mm
- EF: 30%
- RV general condition: severe
- LV general condition: moderate
- Pulmonary pressure: 52mm/hg
- Tethering: 11mm

Valtech HeartWare 259

Patient 5

Patient 5

Echo evaluation and suggested therapy:

The patient has severe MR, severe TR and severe right side insufficiency, well demonstrated by enlarged IVC.

In addition, the RV is larger than the LV.

As the MR is not the main issue, the suggested treatment will be double VAD (both sides) or LVAD with temporary RVAD for pressure balance.

Discussion

The Combined Company Overview

Peter McAree

Senior Vice President and CFO HeartWare International

Our Story: HeartWare has achieved exceptional growth fueled by HVAD

WW HeartWare Revenue

2009-2015 $300 Year CAGR $250 2012-2014 58% M $ 2009-2014 63% U.S. BTT $200

approval $150 (late ‘12)

278

CE Mark

Revenue, $100 approval 208 209

(early ‘09)

$50 111 83 55 24 $0

2009 2010 2011 2012 2013 2014 2015 YTD*

Cash: $249 million NOLs: $450 million

Convertible debt: $245 million Outstanding Shares: 17.3 M shares

* 10% constant currency growth, adjusted for $16M FX impact Note: Data as of November 3, 2015.

Growth Objectives

Near-term Headwinds Long-term Vision

Conclusion of ENDURANCE2 $700M Total VAD+Valve

Revenue by 2020

HVAD U.S. clinical unit sales

HeartMate III U.S. trial and launch in Europe

Growing > 20%

Unrest in Middle Eastern and Eastern European markets

MVAD trial impact on HVAD GM% > 70% sales in 5 participating regions

Foreign exchange Leadership in heart failure therapy

Future VAD Outlook: DT Approval and MVAD Expected to Enhance Growth Potential Through 2020

$600 5,566 6,000

$500 5,000 $ M $400 4,000 2,751 $300 3,000 Units 2,079 524 Revenue, $200 2,000 1,217

278 $100 208 1,000

111

$0 -2012 2013 2014 2020

Region 2014 Revenue 2015-2020 Key Drivers 2014-2020 Unit CAGR

MVAD Clinical

DT approval

U.S. $151 ~15%

MVAD Commercial

Circulite Clinical

MVAD Commercial

International $127 • Japan Commercial ~10%

FIS

Note: Fully implantable system (FIS). Source: HTWR financials and estimates.

Valtech Investment: Combined VAD + Valve Portfolio

Heart Failure Growth • Combined portfolio provides leadership position in two of Platform the highest-growth areas in heart failure

Expect the transcatheter mitral market to be an even greater market opportunity than TAVR

Differentiated Value • Appreciably scales and accelerates long-term revenue Creation growth potential

Multiple opportunities for revenue growth

Significant margin expansion opportunity

Ri Mitigating • Deal structure designed to align focus on value creation Structure • Contingent structure provides attractive risk/reward

Capital Efficient • Structure preserves cash to fund operations of the combined business

Combined Portfolio Provides Leadership Position in Two of the Highest-Growth Areas in Heart Failure

VAD

2015 2030

Class IV Class III

$2.2B $800M

+7% CAGR

Valve

$7.5B

Mitral Tricuspid

$600M

+18% CAGR

Source: HTWR estimates.

The Transcatheter Mitral Market to Likely Be An Even Greater Market Opportunity than TAVR

WW TAVR Market

$1,600 2007-2014 CAGR $1,476 $1,400 Total 104% Other NA $1,200 Medtronic 83% $1,079 $ M

Edwards 125% $1,000 $848 $800

Revenue, $585 $600 $372 $400 $201 $200 $99

$0 $10

2007 2008 2009 2010 2011 2012 2013 2014

Note: Other includes Boston Scientific, St. Jude. and other. Average of Edward’s daily close price for cited year. Source: J.P. Morgan published estimates. Google Finance.

Valtech Appreciably Scales and Accelerates Long-Term Revenue Growth Potential

WW Valtech Revenue Projections

Case 2 $1,200 Mitral Tricuspid $1,146

CAGR $173 $1,000 $957 2016-2020 110%

$149

2020-2025 44% $765 $800 2016-2025 70%

$129

M $600 $536 $

$87 $972

$400 $323 $807

$636 $55

$186 $449 $200 $119

$71 $269

$10 $27 $163

$0 $66 $107

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Source: HTWR estimates.

Building Off of Improved VAD Margins Into Even Higher Gross Margin Valve Business

Historical HeartWare VAD Gross Margins vs. Projected Valve Franchise Gross Margins

100% 90% 80% 70%

Margin 60% Gross Margin 50% Potential Gross 40% VAD 70-73%

%

30%

Valve 75-80%

20% 10% 0%

2012 2013 2014 2025

HeartWare VAD Business Combined HF

Source: HTWR estimates. Franchise

Combined Portfolio Provides Leadership Position in VADs and Valves, Two of the Highest-Growth Areas in Heart Failure

Pro Forma Revenue Projections

VAD and Valve Franchises $2,500 CAGR

$2,341

VAD Valve Combined

‘14-’20 11% NA 17%

$2,000 Replace

‘20-’25 18% 44% 27%

43% 1,145

$1,500 $ M $1,000

$710 Repair 57% 186 $1,196

$500

$208 $278 $111 $524

$-

2012A 2013A 2014A 2020E 2025E 2025E Valve Revenue

Note: Valve franchise includes mitral and tricuspid repair and replacement portfolios. Case 2 valve revenues. Split Source: HTWR estimates.

Milestone-Based Transaction Aligned With Value Creation, Preserves Cash to Operate Combined Company

Valtech WW Revenue and Transaction Terms

$1,400 2015-2025

$1,200 Repair Replacement $1,000 $ M $800 $600 $400 $200 $0

2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Event and 4.4M

Payments? Close, ? Cardioband ? Warrants ? $375M stock or shares Tricuspid FIM exercisable at cash at $450M LTM or CardioValve $75M LTM net net Valtech ? Cardioband FIM, 700K Valtech product product sales CE Mark, shares sales 800K shares

Portfolio Mitral and Tricuspid Surgical Comprehensive Portfolio of Breadth and Transcatheter Repair Market Transcatheter Replacement and Repair Products

Source: HTWR estimates.

Cardioband Snapshot

WW Revenue and EBITDA Projections Mitral Tricuspid

Case 2, Cardioband Mitral and Tricuspid Functional, moderate and severe

Patients mitral regurgitation, moderate and $700 high surgical risk Revenue Expected EU: 2015 EU: 2020 $600 Commercial Launch US: 2018 US: 2022

EBITDA

Customer Interventional Cardiologists $500 Regulatory PMA

Clinical Moderate-large study $400 Transcatheter Transcatheter

Market

M Mitral Repair Tricuspid Repair

$ $300

2020 2025 2030

WW Transcatheter $200 Repair Procedures 25 60 75

(in thousands) $100 Cardioband’s WW

Mitral Transcatheter 20% 35% 40%

$0 Repair Market Share

50% of MR patients have moderate or severe TR

-$100 Tricuspid

Patients receiving Mitral

Opportunity

Cardioband eligible for Tricuspid

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cardioband

Source: HTWR estimates.

CardioValve Snapshot

WW Revenue and EBITDA Projections

Case 2, CardioValve Mitral Transseptal Transapical

Functional and degenerative, moderate and severe mitral

700 Patients regurgitation, moderate and high Revenue surgical risk 600 EBITDA Expected EU: 2020 EU: 2021

Commercial Launch US: 2022 US: 2024

500 Customer Interventional Cardiologists

Regulatory PMA

400 Clinical Moderate-large study

M

$ 300 Market Transcatheter Mitral Replacement

200 2020 2025 2030

WW Transcatheter 100 Replacement

10 70 125

Procedures

(in thousands)

0

Cardiovalve’s WW Mitral Transcatheter

-100 10% 25% 25%

Replacement

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Market Share

Source: HTWR estimates.

Cardinal Snapshot

WW Revenue and EBITDA Projections Mitral Tricuspid

Case 2, Cardinal Mitral and Tricuspid

Functional moderate-severe, low-

Patients moderate surgical risk

$700

Revenue Expected EU: 2017 EU: 2018 $600 Commercial Launch US: 2018 US: 2020

EBITDA

Customer Cardiothoracic Surgeons $500 Regulatory 510K

Clinical If required, small study

$400

M Market Surgical Mitral Surgical Tricuspid

$ $300

2020 2025 2030

WW Surgical Repair $200 Procedures 100 160 180

(in thousands) $100 Cardinal’s WW

Mitral Surgical 10% 10% 10%

$0 Market Share

50% of MR patients have moderate-severe TR

-$100 Tricuspid

90% tricuspid surgeries are repairs

Opportunity

Patients receiving Mitral Cardinal

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 eligible for Tricuspid Cardinal

Source: HTWR estimates.

Multiple Opportunities for Differentiated Revenue Growth

$700 Revenue $600 EBITDA $500 $400 M $300 $ $200 $100 $0

-$100

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

CE Mark Pre-clinical CE Mark

Transcatheter mitral and Transcatheter mitral Surgical mitral and tricuspid tricuspid repair replacement repair

FMR + FTR moderate and FMR + DMR moderate and FMR + FTR moderate and severe regurgitation, moderate severe regurgitation, moderate severe regurgitation, low and and high surgical risk patients and high surgical risk patients moderate surgical risk patients

~60,000 TMVr patients in 2025; ~70,000 TMVR patients in 2025; ~160,000 treated surgical MR estimated market share of 35% estimated market share of 25% patients in 2025; estimated market share of 10%

Note: Functional Mitral Regurgitation (FMR), Functional Tricuspid Regurgitation (FTR), Transcatheter mitral valve repair (TMVr) Transcatheter mitral valve replacement (TMVR). Source: HTWR estimates.

Cardioband Valve Repair Platform Alone Offers A Substantial Value Creation Opportunity

WW Valtech Revenue Projections

Case 2, No CardioValve $1,200

Valtech Revenue, Potential

Upside if Valves Do Not Meet • Transcatheter repair likely $1,000 Potential plays a larger role in treatment paradigm if transcatheter valves do not $800 Valtech Revenue, no achieve full potential

Cardiovalve $652

M $566 • Cardiovalve mitigates $ $600 replacement therapy class

$487

risk with safer, differentiated $369 design $400

$260

Achieves >10% IRR $200 $158

$119 $71

$10 $27

$0

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Source: HTWR estimates.

Cash Management: Steady Cash Improvement Since 2012

$80 CapEx Operating Cash $ M

$70 $65 $60

Usage $50

Cash $40 Current Cash

$30 $25 $24 Position: $249M $20

Historic $10 $4 $0 2012 2013 2014 2015 LTM*

September 2015 through December 2020 Cash Implications ($M)

FCF generation (full year basis) beginning in 2017 Core VAD $82

Ability to flex Portfolio Investment timing as needed

2016-2017 are peak investment periods Valve $(75)

EBITDA positive in 2019, FCF generation starting in 2020 Convertible Debt $(43) Potential to refinance (e.g. bank debt) (‘17)

*Data as of September 30, 2015 Source: HTWR financials.

Valtech Transaction Creates A Stronger Better HeartWare

Creating the Most Exciting, High-Growth Player in Cardiovascular Devices

Advances our technology leadership in heart failure

Broad combined platform scales and accelerates long-term revenue growth

Significant margin expansion opportunity

Transaction structure aligns focus on value creation and generates returns in excess of cost of capital

HeartWare Today and Tomorrow

Closing

Doug Godshall

President and CEO, HeartWare International

HeartWare + Valtech: Creating the Technology Leader in Heart Failure

?MVADSystem will lead a transformation of MCS portfolio and VAD market, picking up where HVAD leaves off?Synergies with disease, customer, referral channel and delivery system will create compounding benefits over next decade?Adjustable repair of MR and TR expected to emerge as first-line option, whether surgical or interventional?Nearer-term commercial opportunity in established surgical and interventional mitral repair market with >$450M in sales?Sophisticated CardioValve design and delivery system to enable HeartWare leadership in mitral replacement?Combined pipeline creates unique opportunity for differentiated value creation

Thank You

HeartWare® Valtech